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                                                                   Exhibit 10.44

                                                                  EXECUTION COPY

            THIS INSTRUMENT IS SUBJECT TO A SUBORDINATED CREDIT AGREEMENT, DATED AS OF NOVEMBER 5, 1999, WHICH, AMONG OTHER THINGS, SUBORDINATES THE MAKER'S OBLIGATIONS TO THE PAYEE TO THE MAKER'S OBLIGATIONS TO THE HOLDERS OF SENIOR DEBT AS DEFINED IN SAID AGREEMENT.

                                SUBORDINATED NOTE

$10,000,000.00                                               New York, New York
                                                               November 5, 1999

       FOR VALUE RECEIVED, the undersigned, SLEEPMASTER HOLDINGS L.L.C., a New Jersey limited liability company (the "Maker"), hereby promises to pay to CITICORP MEZZANINE PARTNERS, L.P. or its registered assigns (the "Payee"), at 399 Park Avenue, 14th Floor, New York, New York 10043, on the Maturity Date (as defined in the Subordinated Credit Agreement, dated as of November 5, 1999, as the same may be amended, modified, restated or supplemented from time to time (the "Credit Agreement")), among the Maker and the Payee, the principal sum of TEN MILLION DOLLARS ($10,000,000.00) or such lesser principal amount thereof as may remain outstanding in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and payable on such dates as determined pursuant to the terms of the Credit Agreement.

       The Maker promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at a rate or rates determined as set forth in the Credit Agreement.

       The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever, other than as expressly required by the Credit Agreement. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

       The date, amount and interest rate applicable to all borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon shall be noted by the holder hereof on the schedule attached hereto or any continuation thereof; provided, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligation of the Maker to make payments of principal and interest in accordance with the terms of this Note and the Credit Agreement.

       This Note is the Note referred to in the Credit Agreement, which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events (subject however to the terms of Article 8 of the Credit Agreement referred to above), for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and prepayment premiums thereon and for the amendment or waiver of certain provisions of the Credit Agreement,




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all upon the terms and conditions therein specified. THIS NOTE SHALL BE
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.


                                           SLEEPMASTER HOLDINGS L.L.C.



                                           By:
                                              -------------------------------
                                           Name:
                                           Title:



Attest:



---------------------------------
Name:




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                               LOANS AND PAYMENTS



                                                                     PAYMENTS OF
                      PRINCIPAL AMOUNT                               PRINCIPAL OR          UNPAID PRINCIPAL       NAME OF PERSON
     DATE                OF LOAN               INTEREST RATE           INTEREST            BALANCE ON NOTE        MAKING NOTATION
--------------   ------------------------  ---------------------   -------------------  ------------------------  -----------------
   11/05/99          $10,000,000.00                14.00%




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